Exhibit 10.4

LETTER OF UNDERSTANDING

This letter of understanding, dated 15 April 2003 is among and between the following parties:

1. Asia Premium Television Group, Inc., a Nevada corporation, ( "ASTV")

2. Asia East Investments Limited, a British Virgin Islands corporation, ( "AEI")

3. Sun Media Group Holdings Limited, a Bermuda corporation, ( "SUN")

Whereas, the parties entered into separate agreements on or about October 21, 2002 whereby ASTV desired to acquire and both AEI and SUN desired to provide certain operations and assets to ASTV in exchange for common stock of ASTV; and

Whereas, all parties agree that the exchange of common stock for certain operations and assets has not yet been fully completed; and

The parties further agree that the agreements by and among the parties constitute a single acquisition plan of ASTV and as of the date of this agreement only certain elements of the exchange have been completed with additional elements yet to be completed in order to satisfy the terms and conditions of the exchange.

Asia Premium Television Group, Inc.,

By: /s/

President

Asia East Investments Limited

By: /s/

President

Sun Media Group Holdings Limited

By: /s/

President